UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2016

DreamWorks Animation, LLC

(Exact name of registrant as specified in its charter)

Commission File Number: 001-32337

Delaware	68-0589190
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1000 Flower Street
Glendale, CA 91201
(Address of principal executive offices, including zip code)

(818) 695-5000
(Registrant’s telephone number, including area code)

DreamWorks Animation SKG, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

On August 23, 2016, DreamWorks Animation SKG, Inc. (the “Company”) was converted from a Delaware corporation to a Delaware limited liability company pursuant to Section 266 of the Delaware General Corporation Law (“DGCL”) and Section 18-214 of the Limited Liability Company Act of the State of Delaware (the “Conversion”). Pursuant to the Conversion, the name of the Company was changed to DreamWorks Animation, LLC. As a result of the Conversion, all rights, privileges, powers and assets of the Company became vested in DreamWorks Animation, LLC and all debts, liabilities and duties of the Company became debts, liabilities and duties of DreamWorks Animation, LLC pursuant to and in accordance with Section 266(h) of the DGCL and Section 18-214(f) of the Limited Liability Company Act of the State of Delaware.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

A copy of the certificate of conversion of DreamWorks Animation, LLC is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the certificate of formation of DreamWorks Animation, LLC is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference. On August 23, 2016, DreamWorks Animation, LLC executed a limited liability company agreement which, together with the certificate of conversion and the certificate of formation, supersedes all of the provisions of the Company’s former certificate of incorporation and bylaws. A copy of the limited liability company agreement of DreamWorks Animation, LLC is attached as Exhibit 3.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

3.1	Certificate of Conversion of DreamWorks Animation, LLC dated August 23, 2016.
3.2	Certificate of Formation of DreamWorks Animation, LLC dated August 23, 2016.
3.3	Limited Liability Company Agreement of DreamWorks Animation, LLC dated August 23, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DreamWorks Animation, LLC

Date: August 26, 2016	By:	/s/ Arthur R. Block
Arthur R. Block Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Conversion of DreamWorks Animation, LLC dated August 23, 2016.
3.2	Certificate of Formation of DreamWorks Animation, LLC dated August 23, 2016.
3.3	Limited Liability Company Agreement of DreamWorks Animation, LLC dated August 23, 2016.